Deutsche
Asset Management
                                                                       [DB Logo]



Summary Prospectus | February 1, 2016



Deutsche Enhanced Emerging Markets Fixed Income Fund





 CLASS/Ticker    A   SZEAX    B   SZEBX    C   SZECX    INST   SZEIX    S   SCEMX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at deutschefunds.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@db.com, calling (800) 728-3337 or asking your financial advisor. The prospectus and SAI, both dated February --1, 2016, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks to provide high current income and, secondarily, long-term capital appreciation.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $100,000 in Deutsche funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class in the prospectus (p. 65) and Purchase and Redemption of Shares in the fund's SAI (p. II-16).


SHAREHOLDER FEES (paid directly from your investment)


                                              A          B          C        INST          S
                                     ----------  ---------  ---------  ----------  ---------
Maximum sales charge (load)
imposed on purchases, as % of
offering price                            4.50     None       None        None       None
------------------------------------      ----     --         --          -          --
Maximum deferred sales charge
(load), as % of redemption proceeds     None     4.00       1.00          None       None
------------------------------------    ------   ----       ----          -          --
Redemption/exchange fee on shares
owned less than 15 days, as % of
redemption proceeds                       2.00   2.00       2.00           2.00    2.00
------------------------------------    ------   ----       ----          -----    ----
Account Maintenance Fee (annually,
for fund account balances below
$10,000 and subject to certain
exceptions)                            $   20    $20        $20           None     $20
------------------------------------   -------   ----       ----          -----    ----

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


                                           A          B          C        INST           S
                                   ---------  ---------  ---------  ----------  ----------
Management fee                         0.59       0.59       0.59       0.59        0.59
----------------------------------     ----       ----       ----       ----        ----
Distribution/service (12b-1) fees      0.24       1.00       1.00      None        None
----------------------------------     ----       ----       ----      -----       -----
Other expenses                         0.46       0.92       0.43       0.26        0.41
----------------------------------     ----       ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING
EXPENSES                               1.29       2.51       2.02       0.85        1.00
----------------------------------     ----       ----       ----      -----       -----
Fee waiver/expense reimbursement       0.04       0.51       0.02       0.00        0.00
----------------------------------     ----       ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING
EXPENSES AFTER FEE WAIVER/EXPENSE
REIMBURSEMENT                          1.25       2.00       2.00       0.85        1.00
----------------------------------     ----       ----       ----      -----       -----

The Advisor has contractually agreed through January 31, 2017 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 1.25%, 2.00% and 2.00% for Class A, Class B and Class C, respectively. The agreement may only be terminated with the consent of the fund's Board.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses for Class A, Class B and Class C) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEARS           A         B         C      INST         S
-------  --------  --------  --------  --------  --------
1        $ 572     $ 603     $ 303     $  87     $ 102
--       -----     -----     -----     -----     -----
3          837     1,033       632       271       318
--       -----     -----     -----     -----     -----
5        1,122     1,490     1,086       471       552
--       -----     -----     -----     -----     -----
10       1,933     2,226     2,346     1,049     1,225
--       -----     -----     -----     -----     -----

You would pay the following expenses if you did not redeem your shares:



YEARS           A         B         C      INST         S
-------  --------  --------  --------  --------  --------
1        $ 572     $ 203     $ 203     $  87     $ 102
--       -----     -----     -----     -----     -----
3          837       733       632       271       318
--       -----     -----     -----     -----     -----
5        1,122     1,290     1,086       471       552
--       -----     -----     -----     -----     -----
10       1,933     2,226     2,346     1,049     1,225
--       -----     -----     -----     -----     -----

Class B converts to Class A after six years; the Example for Class B reflects Class A fees after the conversion. On or about February 10, 2016, all remaining Class B shares will automatically convert to Class A shares.


PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.


Portfolio turnover rate for fiscal year 2015: 132%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high yield bonds (also known as "junk bonds") and other debt securities issued by governments and corporations in emerging market countries (i.e., the issuer is traded mainly in an emerging market, is organized under the laws of an emerging market country or is a company with more than half of its business in emerging markets) or the return on which is derived primarily from emerging markets.


The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by The International Bank for Reconstruction and Development (the World Bank), the International Finance Corporation or the United Nations or its authorities. Under normal circumstances, the fund will not invest more than 40% of its total assets in any one country.


The fund may invest without limit in investment-grade debt securities and in junk bonds, which are those below the fourth credit grade (grade BB/Ba and below) and may include debt securities not currently paying interest and debt securities in default.


                     The fund invests at least 50% of total assets in US dollar-
                                                        denominated securities.


MANAGEMENT PROCESS. Portfolio management typically considers a number of factors, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics and changes in supply and demand within global bond markets.


In choosing individual bonds, portfolio management looks for bonds that have attractive yields and show improving credit. Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, depending on its outlook for interest rates.


CURRENCY STRATEGIES. In addition to the fund's main investment strategy, portfolio management may, based on its investment outlook, seek to enhance returns by employing proprietary quantitative, rules-based currency strategies across developed and emerging market currencies using derivatives (contracts whose value are based on, for example, indices, currencies or securities), in particular forward currency contracts. Three main currency strategies may be employed: a carry strategy, a momentum strategy and a relative valuation strategy. In implementing the carry strategy, portfolio management seeks to buy currencies whose home countries or regions have higher short term interest rates and sell currencies whose home countries or regions have lower short term interest rates. In implementing the momentum strategy, portfolio management seeks to capitalize on multi-year exchange rate trends by selling currencies whose exchange rates are trending downwards and buying currencies that are believed to be on a long-term upward exchange rate trend. The momentum strategy is based on portfolio management's belief that currency markets generally tend to move in sustained trends in one direction or another. In implementing the relative valuation strategy, portfolio management seeks to purchase currencies with lower relative valuations and sell currencies with higher relative valuations. Portfolio management measures the relative valuations of different currencies by comparing the local prices of a common basket of goods. For any currency derivative contract, the fund's gains or losses generally will be affected by the relative values of the applicable currencies and the amount of currency (the "notional" amount) to which the contract applies. The amount of gain or loss realized by the fund on the contract generally would be magnified if the notional amount is greater (e.g., the fund's gains or losses on a contract would be magnified if it were to agree to purchase 100,000 Euros as compared with 100 Euros). The aggregate notional amount of the fund's currency derivatives resulting from its currency strategies may significantly exceed the net assets of the fund (and at times may exceed two times the fund's net assets)



                                       2
                            Deutsche Enhanced Emerging Markets Fixed Income Fund


                                             SUMMARY PROSPECTUS February 1, 2016

DERIVATIVES. Outside of the currency strategies, portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a hedge against anticipated interest rate or currency market changes, for duration management (i.e., reducing or increasing the sensitivity of the fund's portfolio to interest rate changes), or for non-hedging purposes to seek to enhance potential gains. In addition, portfolio management generally may use forward currency contracts (i) to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings; (ii) to facilitate transactions in foreign currency denominated securities; or (iii) for non-hedging purposes to seek to enhance potential gains.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade securities actively and this may lead to high portfolio turnover.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high-yield securities is greater than for higher-rated securities.


Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.


HIGH-YIELD DEBT SECURITIES RISK. High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer's continuing ability to meet principal and interest payments. High-yield debt securities' total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high-yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The longer the duration of the fund's debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.



                                       3
                            Deutsche Enhanced Emerging Markets Fixed Income Fund


                                             SUMMARY PROSPECTUS February 1, 2016

EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


CURRENCY STRATEGIES RISK. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary strategies. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.


As part of the currency strategies, the fund will have substantial exposure to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund's exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.


REGIONAL FOCUS RISK. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


DERIVATIVES RISK. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions the fund could have difficulty meeting redemption requests.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


OPERATIONAL AND TECHNOLOGY RISK. Cyber-attacks, disruptions, or failures that affect the fund's service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.


ACTIVE TRADING RISK. Active securities trading could raise transaction costs (thus lowering returns) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to deutschefunds.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.



                                       4
                            Deutsche Enhanced Emerging Markets Fixed Income Fund


                                             SUMMARY PROSPECTUS February 1, 2016

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]




  2006       2007       2008       2009       2010       2011       2012       2013       2014       2015
  14.00      4.04       -24.61     32.80      11.65       -3.85     18.24       -5.22      -1.95      -6.94





                    RETURNS    PERIOD ENDING
 BEST QUARTER      12.29%      September 30, 2009
 WORST QUARTER     -17.79%     December 31, 2008

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2015 expressed as a %)

After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.



                                    CLASS            1           5         10
                                INCEPTION         YEAR       YEARS      YEARS
                             ------------  -----------  ----------  ---------
CLASS A before tax            6/18/2001        -11.13       -1.25       2.21
---------------------------  ----------       -------      ------       ----
  After tax on distribu-
  tions                                        -12.85       -2.74       0.28
  After tax on distribu-
  tions and sale of fund
  shares                                        -6.25       -1.45       1.01
---------------------------  ----------       -------      ------       ----
CLASS B before tax            6/18/2001        -10.26       -1.30       1.87
---------------------------  ----------       -------      ------       ----
CLASS C before tax            6/18/2001         -7.51       -1.09       1.92
---------------------------  ----------       -------      ------       ----
CLASS S before tax           12/31/1993         -6.61       -0.08       2.94
---------------------------  ----------       -------      ------       ----
JP MORGAN EMBI GLOBAL
DIVERSIFIED INDEX
(reflects no deduction for
fees, expenses or taxes)                        1.18        5.36        6.86
---------------------------  ----------       -------      ------       ----



                                   CLASS           1          5       SINCE
                               INCEPTION        YEAR      YEARS   INCEPTION
                             -----------  ----------  ---------  ----------
INST CLASS before tax         3/3/2008        -6.59       0.05       1.62
---------------------------   --------       ------       ----       ----
JP MORGAN EMBI GLOBAL
DIVERSIFIED INDEX
(reflects no deduction for
fees, expenses or taxes)                      1.18        5.36       6.63
---------------------------  --------        ------       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

JOHN D. RYAN, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2011.


DARWEI KUNG, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2011.


STEVEN ZHOU, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in 2013.


RAHMILA NADI, ASSISTANT VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in 2013.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                          AUTOMATIC
                                         UGMAS/          INVESTMENT
              NON-IRA            IRAS     UTMAS               PLANS
         ------------  --------------  --------  ------------------
A B C        1,000            500       1,000             500
-------      -----            ---       -----             ---
INST     1,000,000           N/A         N/A             N/A
-------  ---------           ----       -----            ----
S            2,500          1,000       1,000           1,000
-------  ---------          -----       -----           -----

For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class shares. Because Class B shares are closed to new investment, existing Class B shareholders may purchase Class A and C shares with a minimum initial investment of $50. The minimum additional investment in all other instances is $50.



TO PLACE ORDERS


MAIL           New Accounts             Deutsche Asset Management
                                        PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   Deutsche Asset Management
                                        PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            Deutsche Asset Management
               Redemptions              PO Box 219557
                                        Kansas City, MO 64121-9557
EXPEDITED MAIL                          Deutsche Asset Management
                                        210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                deutschefunds.com
TELEPHONE                               (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET


Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. On or about February 10, 2016, all remaining Class B shares will automatically convert to Class A



                                       5
                            Deutsche Enhanced Emerging Markets Fixed Income Fund


                                             SUMMARY PROSPECTUS February 1, 2016
shares. Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors.


TAX INFORMATION


The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.


                                       6
                            Deutsche Enhanced Emerging Markets Fixed Income Fund
                                 SUMMARY PROSPECTUS February 1, 2016 DEEMFIF-SUM